Subsequent Events	12 Months Ended
Dec. 31, 2024
Subsequent Events [Abstract]
Subsequent Events	Subsequent Events
a)On January 21, 2025, the Company's 50%-owned Exmar LPG Joint Venture took delivery of the Champagny, the first of two 45,000-cubic meter LPG-fueled newbuilding LPG carriers scheduled for delivery to them by HMD in 2025. The vessel concurrently commenced its one-year charter contract (with an option for a second year) with TotalEnergies SE.
b)On January 27, 2025, the Company refinanced the Marvel Swan LNG carrier by selling the vessel to a Lessor for $213.0 million and leasing it back for a period of 7 years. The Company has an option to repurchase the vessel in July 2032 for $145.7 million. The Company used the proceeds from the refinancing to prepay the $160 million term loan associated with the vessel, which was scheduled to mature in 2026.
c)On January 27, 2025, the Company's 50%-owned Exmar LPG Joint Venture entered into an agreement with Avance Gas for the assumption of its shipbuilding contracts for the construction of four 40,000-cubic meter dual-fueled LPG carriers. These vessels are being constructed by Nantong CIMC, with scheduled deliveries in late-2025 and 2026. The Company has a 50% economic ownership interest in these LPG carriers and its proportionate share of the total fully built-up cost is approximately $282.4 million. The Exmar LPG Joint Venture intends to secure long-term debt financing on the vessels prior to their delivery.
d)On February 27, 2025, the Company declared and paid a cash distribution of $1.0005 per common unit, totaling $100.0 million, to its sole common unitholder, Stonepeak.